Exhibit 10.22.1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN EXCLUDED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Amendment to Pharmacy Operating Agreement

This Amendment to Pharmacy Operating Agreement is entered into by Target Corporation (“Target”) and CVS Pharmacy, Inc. (“CVS”) as of November 30, 2016.
Target and CVS are parties to the Pharmacy Operating Agreement, dated as of December 16, 2015, as supplemented by certain side letters (collectively, the “POA”). Section 8.11(a) of the POA is deleted in its entirety and replaced with the following:
(a)    Script Growth Performance Target. The Parties will measure the script volume of each of the Pharmacies existing [***] (the “Pre-Period Volume”). On [***], the Parties will measure the script volume of the Store Growth Group for the twelve month period preceding [***] (the “Post-Period Volume”). In the event the cumulative growth percentage of the [***] (the “Performance Target”), CVS shall pay to Target $[***] million for each [***] shortfall in the Performance Target, provided that such payment shall not exceed $[***] million in the aggregate. Any such payment shall be made to Target within seventy-five (75) days after the end of such [***] ([***]) year period. Beginning with [***], CVS agrees that it will plan for business growth at the Pharmacies in a manner that is [***]. In the event (i) the cumulative growth for the previous [***] period in total script volume on a [***] as of each January 1st (commencing after [***]) is less than [***]% of the [***] (based on IMS Health listings or a comparable source determined by the Parties in good faith) (the “Shortfall”), and (ii) the Shortfall is more than [***] ([***]) percentage points greater than the shortfall would be if only the [***] (as determined above), then CVS shall engage a nationally recognized consulting company (the “Consultant”), at its own cost and expense, to review the Shortfall and recommend how to decrease or eliminate the Shortfall. Target shall have the right to approve the Consultant, which approval shall not be unreasonably withheld, conditioned or delayed, and to receive a copy of the Consultant’s report. As long as the condition described in clause (ii) above continues, CVS shall implement the Consultant's recommendations in the order that CVS determines to be most effective to remediate the condition, provided that they do not require operational or other changes to the Stores (except with respect to the Pharmacies), and shall also dedicate a senior officer to oversee the Consultant’s work and the implementation of the Consultant’s recommendation(s) and to regularly update the Target Senior Officer on the progress of the implementation.

By executing below, the parties agree that the provisions of this amendment are effective as of the date first written above by their respective officers thereunto duly authorized.

                                TARGET CORPORATION

                                /s/ John Mulligan
                                John Mulligan
                                Executive Vice President &
                                Chief Operating Officer

                                CVS PHARMACY, INC.

                                /s/ David M. Denton
                                David M. Denton
                                Executive Vice President &
                                Chief Financial Officer